POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, The Southern New England Telephone Company, a Connecticut corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, each of the undersigned is an officer or director, or both, of the Company, and holds the office, or offices, in the Company herein below indicated under his or her name;

    NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints J. A. Sadek their attorney-in-fact for them and in their name, place and stead, and in each of their offices and capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 9th day of March 1994.



Principal Executive Officers:                  Directors:



/s/ D. J. Miglio                               /s/ F. G. Adams
    D. J. Miglio                                   F. G. Adams, Director
Chairman, President and
Chief Executive Officer

                                               /s/ William F. Andrews
                                                   William F. Andrews, Director
/s/ Donald R. Shassian
    Donald R. Shassian
Senior Vice President and
Chief Financial Officer                        /s/ Zoe Baird
                                                   Zoe Baird, Director



                                               /s/ Barry M. Bloom
                                                   Barry M. Bloom, Director



                                               /s/ F. J. Connor
                                                   F. J. Connor, Director



                                               /s/ William R. Fenoglio
                                                  William R. Fenoglio, Director


                                               /s/ Claire L. Gaudiani
                                                   Claire L. Gaudiani, Director



                                               /s/ J. R. Greenfield
                                                   J. R. Greenfield, Director



                                               /s/ N. L. Greenman
                                                   N. L. Greenman, Director



                                               /s/ Worth Loomis
                                                   Worth Loomis, Director



                                               /s/ Burton G. Malkiel
                                                   Burton G. Malkiel, Director



                                               /s/ Frank R. O'Keefe, Jr.
                                                Frank R. O'Keefe, Jr., Director



                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, The Southern New England Telephone Company, a Connecticut corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an annual report on Form 10-K; and

    WHEREAS, the undersigned is a director of the Company;

    NOW, THEREFORE, the undersigned hereby constitutes and appoints J. A. Sadek his attorney-in-fact for him and in his name, place and stead, and in his capacity as director of the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 4th day of March 1994.


                                      /s/ Richard H. Ayers
                                          Richard H. Ayers, Director